Exhibit 99.1

PRESS RELEASE
Investor Contact:

AngioDynamics, Inc.
Michael C. Greiner, Executive Vice President & CFO
(518) 795-1821
AngioDynamics Reports Fiscal 2019 Fourth Quarter and Full-Year Financial Results
Fiscal 2019 Fourth Quarter Highlights
•	Net sales of $96.3 million, an increase of 9.0% year over year and 5.2% organically
•	Gross margin of 53.6%, flat year-over-year
•	GAAP EPS of $1.54 per share; adjusted EPS of $0.25 per share
•	Completed sale of NAMIC Fluid Management business to Medline Industries
•	Enrolled first patient in NanoKnife® DIRECT Clinical Study for the treatment of stage III pancreatic cancer
•	Received approval to initiate pilot study for the use of NanoKnife to treat prostate cancer

Full-Year 2019 Highlights
•	Net sales of $359.5 million, an increase of 4.4% year over year and 1.6% organically
•	Gross margin of 53.4%, an increase of 200 basis points year over year
•	GAAP EPS of $1.61 per share; adjusted EPS of $0.83 per share
•	Operating cash flow of $37.4 million; free cash flow of $34.3 million

Latham, New York, July 10, 2019 – AngioDynamics, Inc. (NASDAQ: ANGO), a leading provider of innovative, minimally invasive medical devices for vascular access, peripheral vascular disease, and oncology, today announced financial results for the fourth quarter of fiscal year 2019, which ended May 31, 2019.

“Fiscal year 2019 was an exciting and transformative year for AngioDynamics. I am very pleased with our fourth quarter and full-year performance, as we achieved solid revenue growth and continued to implement meaningful operational improvements,” commented Jim Clemmer, President and Chief Executive Officer of AngioDynamics, Inc. “During the quarter, we strengthened our balance sheet and made significant progress towards our long-term portfolio management goals through the sale of our NAMIC Fluid

Management business, setting us on a path towards becoming a leaner, more innovation-focused company. We also made significant strides with our NanoKnife platform, enrolling the first patient in our DIRECT study for pancreatic cancer and receiving FDA approval to initiate a pilot study for the treatment of prostate cancer. I am extremely proud of all of the members of our AngioDynamics team for their hard work during the year, and I look forward to sustaining and growing this momentum throughout fiscal year 2020.”

Fourth Quarter 2019 Financial Results

Net sales for the fourth quarter of fiscal 2019 were $96.3 million, an increase of 9.0%, compared to $88.3 million a year ago. Foreign currency translation did not have a significant impact on the Company’s sales in the quarter.

•         Oncology net sales were $15.3 million, an increase of 26.5% from $12.1 million a year ago. Strong sales of Solero, along with the recent BioSentry and RadiaDyne acquisitions, more than offset lower NanoKnife capital sales during the quarter.

•         Vascular Interventions and Therapies net sales were $56.2 million, an increase of 6.9%, compared to $52.6 million a year ago, as strong growth in AngioVac and our Core product line offerings was partially offset by a decline in the Venous Insufficiency business.

•         Vascular Access net sales were $24.8 million, an increase of 4.9% from $23.7 million a year ago, driven by higher sales of midlines, ports and dialysis.

U.S. net sales in the fourth quarter of fiscal 2019 were $73.4 million, an increase of 4.4% from $70.3 million a year ago, and International net sales were $22.9 million, an increase of 27.0% from $18.0 million a year ago.

Gross margin for the fourth quarter of fiscal 2019 was 53.6%, roughly flat compared to the year ago quarter as improvements in net productivity and higher volume were offset by negative impacts of price and product mix.

The Company recorded net income of $58.9 million, or $1.54 per share, in the fourth quarter of fiscal 2019. This compares to net income of approximately $2.1 million, or $0.06 per share, a year ago. Net income was favorably impacted in the fourth quarter of fiscal 2019 by the gain on the sale of the NAMIC fluid management business of $46.6 million.

Excluding the items shown in the non-GAAP reconciliation table below, adjusted net income for the fourth quarter of fiscal 2019 was $9.6 million, or $0.25 per share, compared to adjusted net income of $7.7 million, or $0.20 per share, in the fourth quarter of fiscal 2018.

Adjusted EBITDAS in the fourth quarter of fiscal 2019, excluding the items shown in the reconciliation table below, was $17.6 million, compared to $15.6 million in the fourth quarter of fiscal 2018.

In the fourth quarter of fiscal 2019, the Company generated $25.0 million in operating cash flow and had capital expenditures of $0.9 million. As of May 31, 2019, the Company had $227.6 million in cash and cash equivalents and $132.5 million in debt, excluding the impact of deferred financing costs.

Full-Year 2019 Financial Results

For the twelve months ended May 31, 2019:

•	Net sales were $359.5 million, an increase of 4.4%, compared to $344.3 million for the same period a year ago.

•	The Company’s net income was $61.3 million, or $1.61 per share, compared to net income of $16.3 million, or $0.44 per share, a year ago.

•	Gross margin improved 200 basis points to 53.4% from 51.4% a year ago.

•
Excluding the items shown in the non-GAAP reconciliation table below, adjusted net income was $31.6 million, or $0.83 per share, compared to adjusted net income of $27.6 million, or $0.74 per share, a year ago.

•	Adjusted EBITDAS, excluding the items shown in the reconciliation table below, was $61.5 million, compared to $57.0 million for the same period a year ago.

Pro Forma 2019 Performance

In addition to actual results, the tables accompanying this press release reflect pro forma results, which exclude the full-year impact of the NAMIC Fluid Management business that was divested on May 31, 2019.

Fiscal Year 2020 Financial Guidance

The Company expects its fiscal year 2020 net sales to be in the range of $280 to $286 million and adjusted earnings per share in the range of $0.25 to $0.30.  Additionally, the Company expects gross margin to be in the range of 58% to 59%.

Conference Call

The Company’s management will host a conference call today at 8:00 a.m. ET to discuss its fiscal fourth quarter and full-year 2019 results.

To participate in the conference call, dial 1-877-407-0784 (domestic) or 1-201-689-8560 (international) and refer to the passcode 13691777.

This conference call will also be webcast and can be accessed from the “Investors” section of the AngioDynamics website at www.angiodynamics.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 11:00 a.m. ET on Wednesday, July 10, 2019, until 11:59 p.m. ET on Wednesday, July 17, 2019. To hear this recording, dial 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and enter the passcode 13691777.

Use of Non-GAAP Measures

Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported adjusted EBITDAS, adjusted net income, adjusted earnings per share and free cash flow. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

About AngioDynamics, Inc.

AngioDynamics, Inc. is a leading provider of innovative, minimally invasive medical devices used by professional healthcare providers for vascular access, peripheral vascular disease, and oncology. AngioDynamics’ diverse product lines include market-leading ablation systems, vascular access products, angiographic products and accessories, drainage products, thrombolytic products and venous products. For more information, visit www.angiodynamics.com.

Safe Harbor

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans," “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of fourth parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to fourth-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2018. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue and is similarly approved for commercialization in Canada, the European Union, and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three months ended			Three months ended
	Actual	Pro Forma Adjustments	Pro Forma	Actual	Pro Forma Adjustments	Pro Forma
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2019	2019	2019	2018	2018	2018
		(unaudited)			(unaudited)

Net sales	$96,300	$(25,118)	$71,182	$88,317	$(22,124)	$66,193
Cost of sales (exclusive of intangible amortization)	44,695	(14,844)	29,851	40,850	(13,276)	27,574
Gross profit	51,605	(10,274)	41,331	47,467	(8,848)	38,619
% of net sales	53.6%	40.9%	58.1%	53.7%	40.0%	58.3%

Operating expenses
Research and development	7,200	(308)	6,892	6,454	(286)	6,168
Sales and marketing	21,843	(1,068)	20,775	20,898	(1,059)	19,839
General and administrative	8,561	(73)	8,488	7,946	(69)	7,877
Amortization of intangibles	5,126	(669)	4,457	4,202	(683)	3,519
Change in fair value of contingent consideration	(7,641)	-	(7,641)	32	-	32
Acquisition, restructuring and other items, net	5,427	-	5,427	3,500	-	3,500
Total operating expenses	40,516	(2,118)	38,398	43,032	(2,097)	40,935
Operating income	11,089	(8,156)	2,933	4,435	(6,751)	(2,316)
Interest expense, net	(1,410)	-	(1,410)	(839)	-	(839)
Other income (expense), net	46,457	(46,592)	(135)	(269)	-	(269)
Total other expense, net	45,047	(46,592)	(1,545)	(1,108)	-	(1,108)
Income before income taxes	56,136	(54,748)	1,388	3,327	(6,751)	(3,424)
Income tax expense (benefit)	(2,737)	1,372	(1,365)	1,225	(2,166)	(941)
Net income	$58,873	$(56,120)	$2,753	$2,102	$(4,585)	$(2,483)

Earnings per share net income
Basic	$1.57		$0.07	$0.06		$(0.07)
Diluted	$1.54		$0.07	$0.06		$(0.07)

Weighted average shares outstanding
Basic	37,599		37,599	37,203		37,203
Diluted	38,285		38,285	37,747		37,203

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Twelve months ended			Twelve months ended
		Pro Forma			Pro Forma
	Actual	Adjustments	Pro Forma	Actual	Adjustments	Pro Forma
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2019	2019	2019	2018	2018	2018
		(unaudited)			(unaudited)

Net sales	$359,484	$(88,850)	$270,634	$344,285	$(82,630)	$261,655
Cost of sales (exclusive of intangible amortization)	167,612	(52,978)	114,634	167,410	(49,611)	117,799
Gross profit	191,872	(35,872)	156,000	176,875	(33,019)	143,856
% of net sales	53.4%	40.4%	57.6%	51.4%	40.0%	55.0%

Operating expenses
Research and development	29,435	(1,177)	28,258	25,459	(1,121)	24,338
Sales and marketing	80,958	(4,129)	76,829	77,276	(4,167)	73,109
General and administrative	35,173	(271)	34,902	31,265	(274)	30,991
Amortization of intangibles	19,772	(2,716)	17,056	16,635	(2,729)	13,906
Change in fair value of contingent consideration	(6,776)	-	(6,776)	250	-	250
Acquisition, restructuring and other items, net	15,127	-	15,127	15,432	-	15,432
Total operating expenses	173,689	(8,293)	165,396	166,317	(8,291)	158,026
Operating income	18,183	(27,579)	(9,396)	10,558	(24,728)	(14,170)
Interest expense, net	(5,099)	-	(5,099)	(3,062)	-	(3,062)
Other income (expense), net	46,385	(46,592)	(207)	(31)	-	(31)
Total other expense, net	41,286	(46,592)	(5,306)	(3,093)	-	(3,093)
Income before income taxes	59,469	(74,171)	(14,702)	7,465	(24,728)	(17,263)
Income tax expense (benefit)	(1,871)	(1,685)	(3,556)	(8,870)	(2,166)	(11,036)
Net income	$61,340	$(72,486)	$(11,146)	$16,335	$(22,562)	$(6,227)

Earnings per share net income
Basic	$1.64		$(0.30)	$0.44		$(0.17)
Diluted	$1.61		$(0.30)	$0.44		$(0.17)

Weighted average shares outstanding
Basic	37,485		37,485	37,075		37,075
Diluted	38,147		37,485	37,539		37,075

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Net Income to non-GAAP Adjusted Net Income:
	Actual		Actual
	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Net income	$58,873	$2,102	$61,340	$16,335

Amortization of intangibles	5,126	4,202	19,772	16,635
Change in fair value of contingent consideration	(7,641)	32	(6,776)	250
Acquisition, restructuring and other items, net (1)	5,427	3,500	15,127	15,432
Gain on divestiture	(46,592)	-	(46,592)	-
Tax effect of non-GAAP items (2)	(5,602)	(2,162)	(11,301)	(21,051)
Adjusted net income	$9,591	$7,674	$31,570	$27,601

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:
	Actual		Actual
	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Diluted earnings per share	$1.54	$0.06	$1.61	$0.44

Amortization of intangibles	0.13	0.11	0.52	0.44
Change in fair value of contingent consideration	(0.20)	0.00	(0.18)	0.01
Acquisition, restructuring and other items, net (1)	0.14	0.09	0.40	0.41
Gain on divestiture	(1.21)	-	(1.22)	-
Tax effect of non-GAAP items (2)	(0.15)	(0.06)	(0.30)	(0.56)
Adjusted diluted earnings per share	$0.25	$0.20	$0.83	$0.74

Adjusted diluted share count	38,285	37,747	38,147	37,539

(1)  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.
(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for May 31, 2019.  For May 31, 2018, the effective tax rate i) has been calculated using a blended rate of 30.62% for the year ended May 31, 2018 due to the enactment of the Tax Cuts and Jobs Act (the “Act”) that reduced the federal corporate tax rate to 21%;  ii) excludes the benefit recorded in Q3 fiscal 2018 resulting from remeasurement of the Company's deferred tax assets from the Act; iii) tax effects the non-GAAP adjustment shown above and iv) assumes the Company does not have a valuation allowance on its U.S deferred tax assets.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Net Income to non-GAAP Adjusted Net Income:
	Pro Forma		Pro Forma
	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Net income	$2,753	$(2,483)	$(11,146)	$(6,227)

Amortization of intangibles	4,457	3,519	17,056	13,906
Change in fair value of contingent consideration	(7,641)	32	(6,776)	250
Acquisition, restructuring and other items, net (1)	5,427	3,500	15,127	15,432
Tax effect of non-GAAP items (2)	(2,200)	(2,052)	(6,018)	(14,810)
Adjusted net income	$2,796	$2,516	$8,243	$8,551

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:
	Pro Forma		Pro Forma
	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Diluted earnings per share	$0.07	$(0.07)	$(0.30)	$(0.17)

Amortization of intangibles	0.12	0.09	0.45	0.37
Change in fair value of contingent consideration	(0.20)	0.00	(0.18)	0.01
Acquisition, restructuring and other items, net (1)	0.14	0.10	0.40	0.41
Tax effect of non-GAAP items (2)	(0.06)	(0.05)	(0.15)	(0.39)
Adjusted diluted earnings per share	$0.07	$0.07	$0.22	$0.23

Adjusted diluted share count	38,285	37,747	38,147	37,539

(1)  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.
(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for May 31, 2019.  For May 31, 2018, the effective tax rate i) has been calculated using a blended rate of 30.62% for the year ended May 31, 2018 due to the enactment of the Tax Cuts and Jobs Act (the “Act”) that reduced the federal corporate tax rate to 21%;  ii) excludes the benefit recorded in Q3 fiscal 2018 resulting from remeasurement of the Company's deferred tax assets from the Act; iii) tax effects the non-GAAP adjustment shown above and iv) assumes the Company does not have a valuation allowance on its U.S deferred tax assets.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Net Income to EBITDAS and Adjusted EBITDAS:
	Actual		Actual
	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Net income	$58,873	$2,102	$61,340	$16,335

Income tax expense (benefit)	(2,737)	1,225	(1,871)	(8,870)
Interest expense, net	1,410	839	5,099	3,062
Depreciation and amortization	6,722	5,768	25,880	23,163
Stock-based compensation	2,130	2,091	9,249	7,912
EBITDAS	$66,398	$12,025	$99,697	$41,602

Change in fair value of contingent consideration	$(7,641)	$32	$(6,776)	$250
Acquisition, restructuring and other items, net (1) (2)	5,427	3,500	15,127	15,156
Gain on divestiture	(46,592)	-	(46,592)	-
Adjusted EBITDAS	$17,592	$15,557	$61,456	$57,008

Per diluted share:
EBITDAS	$1.73	$0.32	$2.61	$1.11
Adjusted EBITDAS	$0.46	$0.41	$1.61	$1.52

(1)  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.
(2)  Excludes depreciation expense captured in the depreciation and amortization component of the reconciliation.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION  (Continued)
(in thousands, except per share data)

Reconciliation of Net Income to EBITDAS and Adjusted EBITDAS:
	Pro Forma		Pro Forma
	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Net income	$2,753	$(2,483)	$(11,146)	$(6,227)

Income tax expense (benefit)	(1,365)	(941)	(3,556)	(11,036)
Interest expense, net	1,410	839	5,099	3,062
Depreciation and amortization	5,830	4,864	22,598	19,868
Stock-based compensation	2,123	2,091	9,218	7,912
EBITDAS	$10,751	$4,370	$22,213	$13,579

Change in fair value of contingent consideration	$(7,641)	$32	$(6,776)	$250
Acquisition, restructuring and other items, net (1) (2)	5,427	3,500	15,127	15,156
Adjusted EBITDAS	$8,537	$7,902	$30,564	$28,985

Per diluted share:
EBITDAS	$0.28	$0.12	$0.58	$0.36
Adjusted EBITDAS	$0.22	$0.21	$0.80	$0.77

(1)  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.
(2)  Excludes depreciation expense captured in the depreciation and amortization component of the reconciliation.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(in thousands)

	Three months ended			Three months ended			Actual			Pro Forma
		Pro			Pro
		Forma	Pro		Forma	Pro		Currency			Currency
	Actual	Adjustments	Forma	Actual	Adjustments	Forma		Impact	Constant		Impact	Constant
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,	%	(Pos)	Currency	%	(Pos)	Currency
	2019	2019	2019	2018	2018	2018	Growth	Neg	Growth	Growth	Neg	Growth
		(unaudited)			(unaudited)

Net Sales by Product Category
Vascular Interventions and Therapies	$56,206	$(25,118)	$31,088	$52,583	$(22,124)	$30,459	6.9%			2.1%
Vascular Access	24,826	-	24,826	23,669	-	23,669	4.9%			4.9%
Oncology	15,268	-	15,268	12,065	-	12,065	26.5%			26.5%
Total	$96,300	$(25,118)	$71,182	$88,317	$(22,124)	$66,193	9.0%	1.0%	9.5%	7.5%	0.0%	8.2%

Net Sales by Geography
United States	$73,423	$(17,643)	$55,780	$70,307	$(16,211)	$54,096	4.4%	0.0%	4.4%	3.1%	0.0%	3.1%
International	22,877	(7,475)	15,402	18,010	(5,913)	12,097	27.0%	2.0%	29.3%	27.3%	4.0%	30.7%
Total	$96,300	$(25,118)	$71,182	$88,317	$(22,124)	$66,193	9.0%	1.0%	9.5%	7.5%	0.0%	8.2%

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(in thousands)

	Twelve months ended			Twelve months ended			Actual			Pro Forma
		Pro Forma	Pro		Pro Forma	Pro		Currency			Currency
	Actual	Adjustments	Forma	Actual	Adjustments	Forma		Impact	Constant		Impact	Constant
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,	%	(Pos)	Currency	%	(Pos)	Currency
	2019	2019	2019	2018	2018	2018	Growth	Neg	Growth	Growth	Neg	Growth
		(unaudited)			(unaudited)

Net Sales by Product Category
Vascular Interventions and Therapies	$208,751	$(88,850)	$119,901	$202,334	$(82,630)	$119,704	3.2%			0.2%
Vascular Access	94,730	-	94,730	92,760	-	92,760	2.1%			2.1%
Oncology	56,003	-	56,003	49,191	-	49,191	13.8%			13.8%
Total	$359,484	$(88,850)	$270,634	$344,285	$(82,630)	$261,655	4.4%	1.0%	4.7%	3.4%	1.0%	3.8%

Net Sales by Geography
United States	$281,303	$(64,346)	$216,957	$273,327	$(59,600)	$213,727	2.9%	0.0%	2.9%	1.5%	0.0%	1.5%
International	78,181	(24,504)	53,677	70,958	(23,030)	47,928	10.2%	2.0%	11.6%	12.0%	2.0%	14.2%
Total	$359,484	$(88,850)	$270,634	$344,285	$(82,630)	$261,655	4.4%	1.0%	4.7%	3.4%	1.0%	3.8%

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

	May 31,	May 31,
	2019	2018
	(unaudited)	(audited)
Assets
Current Assets
Cash and cash equivalents	$227,641	$74,096
Marketable securities	-	1,317
Total cash and investments	227,641	75,413

Accounts receivable, net	43,577	39,401
Inventories	40,071	39,274
Prepaid expenses and other	4,003	4,302
Current assets held for sale	-	9,642
Total current assets	315,292	168,032

Property, plant and equipment, net	24,258	25,715
Other assets	3,835	3,417
Intangible assets, net	145,387	112,547
Goodwill	347,666	285,944
Non-current assets held for sale	-	109,817
Total Assets	$836,438	$705,472

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$22,829	$15,775
Accrued liabilities	38,338	34,426
Current portion of long-term debt	7,500	5,000
Current portion of contingent consideration	4,635	2,100
Total current liabilities	73,302	57,301
Long-term debt, net of current portion	124,407	86,621
Deferred income taxes	14,542	17,173
Contingent consideration, net of current portion	8,851	1,161
Other long-term liabilities	521	621
Total Liabilities	221,623	162,877

Stockholders' equity	614,815	542,595
Total Liabilities and Stockholders' Equity	$836,438	$705,472

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)	(audited)

Cash flows from operating activities:
Net income	$58,873	$2,102	$61,340	$16,335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,722	5,768	25,880	23,163
Stock-based compensation	2,130	2,091	9,249	7,912
Gain on disposition	(46,592)	-	(46,592)	-
Transaction costs for disposition	(4,030)	-	(4,030)	-
Change in fair value of contingent consideration	(7,641)	32	(6,776)	250
Deferred income taxes	(3,288)	1,203	(2,655)	(8,947)
Change in accounts receivable allowance	(103)	214	(202)	179
Fixed and intangible asset impairments and disposals	1,806	510	2,495	540
Other	-	30	(5)	(605)
Changes in operating assets and liabilities:
Accounts receivables	676	2,147	(3,177)	5,044
Inventories	1,274	7,653	(1,428)	5,740
Prepaid expenses and other	(363)	(683)	(1,871)	(1,231)
Accounts payable, accrued and other liabilities	15,548	2,704	5,212	(7,093)
Net cash provided by operating activities	25,012	23,771	37,440	41,287

Cash flows from investing activities:
Additions to property, plant and equipment	(815)	(744)	(3,118)	(2,391)
Proceeds from disposition of discontinued operations	169,242	-	169,242	-
Acquisitions of businesses, net of cash acquired	-	-	(84,920)	-
Acquisition of intangibles	-	-	-	(1,265)
Proceeds from sale of marketable securities	-	-	1,350
Net cash used in investing activities	168,427	(744)	82,554	(3,656)

Cash flows from financing activities:
Proceeds from issuance of and borrowings on long-term debt	-	-	55,000	-
Repayment of long-term debt	(1,250)	(1,250)	(15,000)	(5,000)
Payment of acquisition related contingent consideration	(6,000)	-	(8,100)	(9,500)
Proceeds from exercise of stock options and employee stock purchase plan	8	389	2,031	2,949
Net cash provided by (used in) financing activities	(7,242)	(861)	33,931	(11,551)

Effect of exchange rate changes on cash and cash equivalents	(260)	(362)	(380)	472
Increase (decrease) in cash and cash equivalents	185,937	21,804	153,545	26,552

Cash and cash equivalents at beginning of period	41,704	52,292	74,096	47,544
Cash and cash equivalents at end of period	$227,641	$74,096	$227,641	$74,096

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands)

Reconciliation of Free Cash Flows:

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2019	2018	2019	2018
	(unaudited)		(unaudited)

Net cash provided by operating activities	$25,012	$23,771	$37,440	$41,287
Additions to property, plant and equipment	(815)	(744)	(3,118)	(2,391)
Free Cash Flow	$24,197	$23,027	$34,322	$38,896